                                                                  Exhibit (a)(3)


                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                           TENDER OF CERTIFICATES FOR

               ZERO COUPON CONVERTIBLE SUBORDINATED NOTES DUE 2009

                                    ISSUED BY

                                USF&G CORPORATION

Capitalized terms used but not defined herein have the meanings given them in the Offer to Purchase, dated February 5, 1999 (the "Offer to Purchase").

This Notice of Guaranteed Delivery may be used to cause a tender of Zero Coupon Convertible Subordinated Notes Due 2009 (the "Notes") issued by USF&G by (i) a record holder of Notes if certificates for the Notes are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date or (ii) by a DTC Participant if the procedures for book-entry transfer described in the Offer to Purchase cannot be completed on a timely basis.

                        THE DEPOSITARY FOR THE OFFER IS:

                  THE CHASE MANHATTAN BANK (THE "DEPOSITARY")

         BY COURIER:                 BY REGISTERED MAIL:                  BY HAND:
  Chase Bank of Texas, N.A.       Chase Bank of Texas, N.A.        The Chase Manhattan Bank
  Corporate Trust Services        Corporate Trust Services     Corporate Trust-Securities Window
1201 Main Street, 18th floor          P O Box 219052                   55 Water Street
      Dallas, TX 75202              Dallas, TX 75221-9053          Room 234, North Building
                                     New York, NY 10041

                          BY FACSIMILE: (214) 672-5932
             CONFIRM BY TELEPHONE: (214) 672-5678 or (212) 946-3487

  Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

  By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and the Letter of Transmittal.

  On the terms and subject to the conditions of the Offer to Purchase and the Letter of Transmittal, the undersigned hereby represents that it is the holder of the Notes being tendered (or caused to be tendered) hereby and is entitled to tender (or cause to be tendered) such Notes as contemplated by the Offer and, pursuant to the guaranteed delivery procedures described in the Offer to Purchase and Letter of Transmittal, hereby tenders (or causes a tender) to the Bidder of the aggregate principal amount of Notes indicated below.

  Except as stated in the Offer to Purchase, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  A record holder must execute this Notice of Guaranteed Delivery exactly as its name appears on its Notes and a DTC Participant must execute this Notice of Guaranteed Delivery exactly as its name is registered with DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence to the Bidder of such person's authority so to act.

-----------------------------------------------------------     -----------------------------------------------------------

Aggregate Principal Amount at Maturity of
Notes Tendered:____________________________________________     -----------------------------------------------------------

Certificate Nos. for Notes (if available):                      -----------------------------------------------------------
                                                                                 SIGNATURE(S) OF HOLDER(S)
-----------------------------------------------------------
                                                                Dated: ____________, 199_

-----------------------------------------------------------     NAME(S) OF HOLDERS:

                                                                -----------------------------------------------------------
    Check Box if being executed by a DTC Participant:
                                                                -----------------------------------------------------------
                                                                                   PLEASE TYPE OR PRINT

                                                                -----------------------------------------------------------
                                                                                         ADDRESS
DTC Participant's Number: _________________________________
                                                                -----------------------------------------------------------
Transaction Code Number: __________________________________                             ZIP CODE
                                                                (    )
Account Number:____________________________________________     -----------------------------------------------------------
                                                                                AREA CODE AND TELEPHONE NO.

                                                                -----------------------------------------------------------


-----------------------------------------------------------     -----------------------------------------------------------


                      THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within three New York Stock Exchange trading days from the date of receipt by the Depositary of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Notes tendered hereby in proper form for transfer, (or confirmation of the book-entry transfer of such Notes into the Depositary's account at the Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth under "Procedure for Tendering Notes" in the Offer to Purchase) and all other required documents will be delivered by the undersigned to the Depositary.


---------------------------------       ---------------------------------------
NAME OF FIRM                            TITLE


---------------------------------       ---------------------------------------
AUTHORIZED SIGNATURE                    ADDRESS                     ZIP CODE


---------------------------------       ---------------------------------------
NAME (PLEASE TYPE OR PRINT)             AREA CODE AND TELEPHONE NO.


  The institution which completes this form must deliver to the Depositary the guarantee, the Letter of Transmittal (or facsimile thereof) and certificates for Notes within the time periods specified herein.
  Failure to do so could result in a financial loss to such institution.

  DO NOT SEND CERTIFICATES FOR NOTES WITH THIS FORM. THEY SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.


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